SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       Form 8-K

                   Current Report Pursuant to Section 13 or 15(d) of
                              The Securities Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2001


                               FEDERATED INVESTORS, INC.
                (Exact name of registrant as specified in its charter)

       Pennsylvania                     001-14818                25-1111467
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                       Identification No.)



                               Federated Investors Tower
                          Pittsburgh, Pennsylvania 15222-3779
             (Address of principal executive offices, including zip code)


                                    (412) 288-8141
                 (Registrant's telephone number, including area code)


ITEM 2.  DISPOSITION OF ASSETS.

     On December 31, 2001, Federated Investors, Inc. ("Federated") completed a transaction with an independent third party to sell its remaining rights to future potential cash flows related to its B-share financing program that was in effect from October 1997 to September 2000.

     As a result of this transaction, Federated recognized sale treatment accounting for B- share 12b-1 fees and contingent deferred sales charges (CDSCs) under this program (the "Program"). The recognition of sale treatment resulted in a $9.0 million pretax gain for Federated and the reversal of asset and liability balances related to the Program. Additionally, Federated will no longer recognize revenue and expense items on its consolidated statement of income for the sold 12b-1 fees and CDSCs and related asset and liability balances. Federated will continue to account for the prior sale of rights to future shareholder service fees as financings.

ITEM 7.  PRO FORMA FINANCIALS AND EXHIBITS.

(a)    Financial statements of business acquired

       Not applicable

(b)   Pro forma financial statements

      The pro forma financial statements required pursuant to Article 11 of Regulation S-X are filed herewith.

(c)   Exhibits

      None




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             FEDERATED INVESTORS, INC.
                             (REGISTRANT)



Dated:  January 15, 2002     By:/s/ Denis McAuley III
                             ---------------------
                             Denis McAuley III
                             Vice President and Principal Accounting Officer



                    INDEX TO PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Financial Statements:

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2001 Unaudited Pro Forma Consolidated Statement of Income for the nine months ended
     September 30, 2001
Unaudited Pro Forma Consolidated Statement of Income for the year ended
     December 31, 2000
Notes to Unaudited Pro Forma Consolidated Financial Statements








Federated Investors, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2001


(dollars in thousands)                                       Pro Forma         Pro Forma
                                                  Federated  Adjustments       Federated
                                                  ---------  -----------       ----------
Current Assets:
   Cash and cash equivalents                      $   88,991 $    5   (a)        $ 88,996
   Securities available for sale                      53,620           0          53,620
   Other current assets                               51,123   (5,256)(a)         45,867
                                                  ---------  -----------       ----------
             Total current assets
                                                   193,734       (5,251)         188,483
                                                  ---------  -----------       ----------

Long-Term Assets:
   Goodwill, net                                   132,914            0          132,914
   Other intangible assets, net                     83,174            0           83,174
   Deferred sales commissions, net                 266,774     (208,596) (a)      58,178
                                                    52,951       (1,213)          51,738
                                                  ---------  -----------       ----------

             Total long-term assets                 535,813     (209,809)         326,004
                                                  ---------  -----------       ----------

                  Total assets                    $ 729,547  $ (215,060)       $  514,487
                                                  =========  ===========       ==========

Current Liabilities:
   Accrued expenses                             $   52,523   $       0          $ 52,523
   Accounts payable                                 30,048  (4,209)(a)            25,839
   Other current liabilities                        45,635  13,662 (a), (b)       59,297
                                                  ---------  -----------       ----------

             Total current liabilities             128,206        9,453          137,659
                                                 ---------  -----------       ----------

Long-Term Liabilities:
   Long-term debt - recourse                        56,000            0            56,000
   Long-term debt - nonrecourse                    276,438  (220,409)(a)           56,029
   Other long-term liabilities                      41,331  (10,316)(b)            31,015
                                                  ---------  -----------       ----------

             Total long-term liabilities            373,769     (230,725)         143,044
                                                  ---------  -----------       ----------

                  Total liabilities                 501,975     (221,272)         280,703
                                                  ---------  -----------       ----------

Minority interest                                       240            0              240
                                                  ---------  -----------       ----------

Shareholders' Equity :
   Common stock :
      Class A                                          189                           189
      Class B                                       82,253                        82,253
   Other shareholders' equity                      144,890     6,212 (a)         151,102
                                                 ---------  -----------       ----------

             Total shareholders' equity            227,332        6,212          233,544
                                                  ---------  -----------       ----------

    Total liabilities, minority
    interest, and shareholders' equity            $729,547   $ (215,060)       $  514,487
                                                  =========  ===========       ==========


See notes to pro forma consolidated financial statements.


    Federated Investors, Inc.
    Unaudited Pro Forma Consolidated Statement of Income
    For the nine months ended September 30, 2001
    (in thousands, except per share data)



                                                         Pro Forma         Pro Forma
                                            Federated    Adjustments       Federated
                                            -----------  -----------     -----------
    Revenue:
         Investment-advisory fees, net    $    310,842 $          0      $  310,842
         Administrative-service fees, net       94,887            0          94,887
         Other service fees, net               121,174     (37,493)(c)       83,681
         Other, net                              6,542      (382)(d),(e)      6,160
                                            -----------  -----------       ---------
              Total revenue                    533,445      (37,875)         495,570

    Operating Expenses:
         Compensation and related              129,126            0         129,126
         General and administration             76,877         (281)(f)      76,596
         Advertising and promotional            50,652            0          50,652
         Amortization of deferred sales         34,559      (20,646)(g)      13,913
            commissions
         Amortization of intangible             12,158            0          12,158
            assets
                                            -----------  -----------       ---------
              Total operating expenses         303,372      (20,927)         282,445
                                            -----------  -----------       ---------
    Operating income                           230,073      (16,948)         213,125
                                            -----------  -----------       ---------

    Nonoperating Expenses:
         Debt expense - recourse                                  0           5,100
                                                 5,100
         Debt expense - nonrecourse             17,673      (14,701)(h)       2,972
                                            -----------  -----------       ---------
              Total nonoperating expenses       22,773      (14,701)           8,072
                                            -----------  -----------       ---------

    Income before minority interest and        207,300       (2,247)         205,053
         income taxes

    Minority interest                            8,132             0           8,132
                                            -----------  -----------       ---------

    Income before income taxes                 199,168       (2,247)         196,921

    Income tax provision                        71,459         (786)(i)      70,673
                                            -----------  -----------       ---------

    Net income                            $    127,709 $     (1,461)      $  126,248
                                            ===========  ===========       =========

    Earnings per share:
         Basic                            $       1.11                   $     1.10
                                            ===========                    =========
                                            ===========                    =========
         Diluted                          $       1.06                   $     1.05
                                            ===========                    =========
                                            ===========                    =========

    Weighted average shares outstanding:
         Basic                                 115,281                      115,281
         Diluted                               120,314                      120,314


    See notes to pro forma consolidated financial statements.






    Federated Investors, Inc.
    Unaudited Pro Forma Consolidated Statement of Income
    For the year ended December 31, 2000
    (in thousands, except per share data)



                                                                            Pro
                                                       Pro Forma            Forma
                                            Federated  Adjustments        Federated
                                            ---------  -----------       ----------
    Revenue:
         Investment-advisory fees, net    $  380,234     $      0        $  380,234
         Administrative-service fees, net    109,870            0           109,870
         Other service fees, net             166,356     (63,792) (c)       102,564
         Other, net                           24,308      (1,139) (d),(e)    23,169
                                            ---------  -----------        ---------
              Total revenue                   680,768     (64,931)          615,837

    Operating Expenses:
         Compensation and related            162,284           0           162,284
         General and administration          104,811        (511) (f)      104,300
         Advertising and promotional          60,162           0            60,162
         Amortization of deferred sales
           commissions                        59,041     (37,611) (g)       21,430
         Amortization of intangible
           assets                              7,560           0             7,560
                                            ---------  -----------        ---------
              Total operating expenses       393,858     (38,122)          355,736
                                            ---------  -----------        ---------

    Operating income                         286,910     (26,809)           260,101
                                            ---------  -----------        ---------

    Nonoperating Expenses:
         Debt expense - recourse               8,317           0              8,317
         Debt expense - nonrecourse           25,863     (22,379) (h)         3,484
                                            ---------  -----------        ---------
              Total nonoperating expenses     34,180     (22,379)           11,801
                                            ---------  -----------        ---------

    Income before minority interest and
    income taxes                             252,730      (4,430)          248,300

    Minority interest                         10,208           0             10,208
                                            ---------  -----------        ---------

    Income before income taxes               242,522      (4,430)          238,092

    Income tax provision                      87,162      (1,551) (i)       85,611
                                            ---------  -----------        ---------

    Net income                            $  155,360   $ (2,879)           $152,481
                                            =========  ===========        =========

    Earnings per share:
         Basic                            $     1.32                      $   1.30
                                            =========                     =========
         Diluted                          $     1.27                      $   1.25
                                            =========                     =========

    Weighted average shares outstanding:
         Basic                               117,557                       117,557
         Diluted                             122,295                       122,295


    See notes to pro forma consolidated financial statements.






                               Federated Investors, Inc.
            Notes to Unaudited Pro Forma Consolidated Financial Statements
                     For the Nine Months Ended September 30, 2001,
                         And the Year Ended December 31, 2000


(1)  Basis of presentation

     On December 31, 2001, Federated Investors, Inc. ("Federated") completed a transaction with an independent third party (the "Sale") to sell its remaining rights to future potential cash flows related to its B-share financing program that was in effect from October 1997 to September 2000 (the "Program").

     The unaudited pro forma consolidated balance sheet as of September 30, 2001 has been prepared to give effect to the Sale as if such transaction occurred on September 30, 2001. The unaudited pro forma consolidated statements of income for the nine months ended September 30, 2001, and for the year ended December 31, 2000, have been prepared to give effect to the Sale as if such transaction occurred at the beginning of the periods presented.

     The following is a description of the individual columns included in the unaudited pro forma consolidated financial statements:

Federated:  The  information  presented  as of and for  the  nine  months  ended
     September 30, 2001, was derived from Federated's unaudited historical consolidated financial statements. The information for the year ended December 31, 2000, was derived from Federated's audited consolidated financial statements for 2000.

Pro Forma Adjustments: The pro forma adjustments are based on available information and certain assumptions that we believe are reasonable under the circumstances. The adjustments are directly attributable to the Sale and are considered to have a continuing impact on the financial position and results of operations of Federated.


     These unaudited pro forma consolidated financial statements and notes thereto are provided for informational purposes only and do not purport to be indicative of the actual financial position or results of operations had such transactions been completed on the dates indicated or of future results of operations.

     These unaudited pro forma consolidated financial statements should be read in conjunction with Federated's Annual Report on Form 10-K for the year ended December 31, 2000, and Quarterly Report on Form 10-Q for the period ended September 30, 2001.

(2)  Pro forma entries

(a) To record the reversal of the following asset and debt balances associated with the Program and recognize the related after-tax gain:

            Assets                                             In thousands
                                                               ------------
                  Deferred sales commissions, net                 $208,596
                  Receivables                                        5,256
                  Unamortized debt issuance costs                    1,213
                                                               -----------
                        Total Assets                              $215,065

            Liabilities
                  Long-term debt - nonrecourse                    $220,409
                  Accounts payable                                   4,209
                                                               -----------
                        Total Liabilities                         $224,618

     The resulting gain, reflected as an adjustment to shareholders' equity net of taxes recorded at the applicable federal statutory rate, is equal to the proceeds received plus the excess of the above total liabilities over the above total assets.

(b)  To recognize the amount of tax currently payable as a result of the Sale.

(c) To record a reduction in service fee income for the elimination of 12b-1 revenue related to the B shares.

(d) To give effect to forgone interest income from invested cash of Federated for taxes payable as a result of the Sale equal to approximately $16.5 million in March 2001 for the nine-month period ended September 30, 2001, and $21.1 million in March 2000 for the year ended December 31, 2000. Average interest rates of 4.13% and 6.46% were used to calculate forgone interest for the nine-month period ended September 30, 2001, and the year ended December 31, 2000, respectively.

(e) To record a reduction in interest income for the elimination of investment income related to the Program.

(f) To eliminate certain trustee fees and other program-related expenses associated with the nonrecourse debt and related Program.

(g) To eliminate amortization expense associated with the 12b-1 and CDSC portion of the deferred sales commission asset balance.

(h) To reverse interest expense and amortization of deferred debt issuance costs on the nonrecourse debt associated with the Program.

(i) To reflect the income tax impacts of the pro forma adjustments described above at the applicable federal statutory rate.